UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 14, 2014

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-2892 (Commission File Number)	13-1803974 (I.R.S. Employer Identification Number)

27 Muller Road Oakland, New Jersey (address of principal executive offices)	07436 (Zip Code)

Registrant's telephone number, including area code: (201) 337-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act

❑	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b)           On February 14, 2014, Dana P. Hollis left his employment with The Dewey Electronics Corporation.  Mr. Hollis had been Vice President, Business Development/Program Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: February 21, 2014	By:	/s/ John H. D. Dewey
John H. D. Dewey
President and Chief Executive Officer